[CHASE LOGO]

THE CHASE MANHATTAN BANK                               CHASE SECURITIES INC.
270 Park Avenue                                        270 Park Avenue
New York, New York  10017                              New York, New York  10017

                                                       February 24, 2000

                             Nextel Finance Company
                              Incremental Facility
                               Commitment Letter

Nextel Finance Company
2001 Edmund Halley Drive
Reston, Virginia  20191

Attention:     John S. Brittain, Jr.
               Vice President and
               Treasurer

Ladies and Gentlemen:

               You have advised The Chase Manhattan Bank ("CHASE") and Chase Securities Inc. ("CSI") that Nextel Finance Company (the "BORROWER") wishes, as contemplated by Section 2.01(e) of the Amended and Restated Credit Agreement dated as of November 9, 1999 among Nextel Communications, Inc. ("NCI"), the Borrower and the other Restricted Companies party thereto, the Lenders party thereto and the Agents party thereto (the "CREDIT AGREEMENT"), to establish an additional tranche of term loans under the Credit Agreement in an aggregate amount of $1,000,000,000 to be available for the working capital and other general corporate purposes of the Borrower and its subsidiaries and to make investments, acquisitions and capital expenditures. Such new tranche of term loans is herein called the "TRANCHE D TERM LOANS". In that connection, you have requested that CSI agree to structure, arrange and syndicate the Tranche D Term Loans and that Chase commit to provide the entire principal amount of the Tranche D Term Loans.

               CSI is pleased to advise you that it is willing to act as exclusive advisor, sole lead arranger and sole book manager for the Tranche D Term Loans.

               Furthermore, Chase is pleased to advise you of (a) its commitment to provide the entire amount of the Tranche D Term Loans upon the terms and subject to the conditions set forth or referred to in this commitment letter (the "COMMITMENT LETTER"), in the Summary of Terms and Conditions attached hereto as Exhibit A (the "TERM SHEET") and in the Fee Letter dated the date hereof and delivered herewith (the "FEE LETTER"). We intend to syndicate the Tranche D Term Loans to a group of financial institutions (together with Chase, the "TRANCHE D LENDERS") identified by us in consultation with you. Chase shall be relieved of its obligation to provide the entire amount of the Tranche D Term Loans to the extent that other Tranche D Lenders provide the Tranche D Term Loans.

               CSI intends to commence syndication efforts promptly upon the execution of this Commitment Letter, and you agree actively to assist CSI in completing a syndication satisfactory to it and you at or prior to the execution and delivery of the definitive loan documentation for the Tranche D Term Loans. Such assistance shall include (a) your using commercially reasonable efforts to ensure that the syndication efforts benefit materially from your existing lending relationships, (b) direct contact between senior management and advisors of the Borrower and the proposed Tranche D Lenders, (c) assistance in the preparation of a Confidential Information Memorandum and other marketing materials to be used in connection with the syndication (which shall not, however, require any updating or modifications of or to the projections previously prepared and distributed in connection with the original syndication of the facilities contemplated by the Credit Agreement) and (d) the hosting, with CSI, of one or more meetings or telephone conference calls with prospective Tranche D Lenders.

               It is agreed that Chase will act as the sole and exclusive Syndication Agent for the Tranche D Term Loans. CSI will act as the sole and exclusive advisor, sole lead arranger and sole book manager, for the Tranche D Term Loans, and will, in such capacities, perform the duties and exercise the authority customarily performed and exercised by it in such roles. You agree that no other agents, co-agents, arrangers or book managers will be appointed, no other titles will be awarded and no compensation (other than that expressly contemplated by the Fee Letter referred to below) will be paid in connection with the Tranche D Term Loans unless you and we shall so agree, except that the existing Collateral Agent and Administrative Agent under the Credit Agreement shall continue in their current roles without any additional compensation or fees by reason of the Tranche D Term Loans, except to the extent expressly required by the Credit Agreement or consented to by the Borrower.

               CSI, in consultation with you, will manage all aspects of the syndication, including decisions as to the selection (subject to your approval) of institutions to be approached and when they will be approached, when their commitments will be accepted, which institutions will participate, the allocations of the commitments among the Tranche D Lenders and the amount and distribution of fees among the Tranche D Lenders. To assist CSI in its syndication efforts, you agree promptly to prepare and provide to CSI and Chase all information with respect to, NCI, the Borrower and its subsidiaries, and the other transactions contemplated hereby as is reasonably necessary or appropriate to supplement the information regarding NCI, the Borrower and its subsidiaries, their respective businesses and financial condition since the original syndication of the facilities contemplated by the Credit Agreement, including all financial information as we may reasonably request in connection with the arrangement and syndication of the Tranche D Term Loans. You hereby represent and covenant that all such supplemental information (the "INFORMATION") that has been or will be made available to Chase or CSI by you or any of your representatives for the purposes of syndication of the Tranche D Term Loans is or will be, when furnished, complete and correct in all material respects and does not or will not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made. You understand that in arranging and syndicating the Tranche D Term Loans we may use and rely on the Information without independent verification thereof.

               As consideration for Chase's commitment hereunder and CSI's agreement to perform the services described herein, you agree to pay to Chase and to the Tranche D Lenders the non-refundable fees set forth in the Fee Letter.

               Chase's commitment hereunder and CSI's agreement to perform the services described herein are subject to (a) there not occurring or becoming known to us any material adverse condition or material adverse change in or affecting the business, operations, property, condition (financial or otherwise) or prospects of NCI, the Borrower and their respective subsidiaries, taken as a whole, (b) our not becoming aware after the date hereof of any information or other matter affecting NCI, the Borrower and their respective subsidiaries or the transactions contemplated hereby which is inconsistent in a material and adverse manner with any such information or other matter disclosed to us prior to the date hereof, (c) there not having occurred a material disruption of or material adverse change in financial, banking or capital market conditions that, in our judgment, could materially impair the syndication of the Tranche D Term Loans, (d) our satisfaction that prior to and during the syndication of the Tranche D Term Loans there shall be no competing offering, placement or arrangement of any debt securities or bank financing by or on behalf of NCI, the Borrower or any of its controlled affiliates (other than Motorola equipment financing for Nextel International Inc. subsidiaries), (e) the negotiation, execution and delivery on or before March 31, 2000 of definitive documentation with respect to the Tranche D Term Loans consistent with the terms herein, in the Term Sheet and in the Fee Letter and otherwise reasonably acceptable to the Borrower and Chase, (f) the other conditions set forth or referred to in the Term Sheet and (g) the payment when due of the fees or other compensation provided for by the Fee Letter. The terms and conditions of Chase's commitment hereunder and of the Tranche D Term Loans are not limited to those set forth herein and in the Term Sheet. Those matters that are not covered by the provisions hereof and of the Term Sheet are subject to the approval and agreement of Chase, CSI and the Borrower, to the extent such matters are not already addressed by the terms of the Credit Agreement.

               You agree (a) to indemnify and hold harmless Chase, CSI, their affiliates and their respective officers, directors, employees, advisors, and agents (each, an "INDEMNIFIED PERSON") from and against any and all losses, claims, damages and liabilities to which any such indemnified person may become subject arising out of or in connection with this Commitment Letter, the Tranche D Term Loans, the use of the proceeds thereof, the transactions contemplated hereby or any claim, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any indemnified person is a party thereto, and to reimburse each indemnified person upon demand for any reasonable legal or other out of pocket expenses incurred in connection with investigating or defending any of the foregoing, provided that the foregoing indemnity will not, as to any indemnified person, apply to losses, claims, damages, liabilities or related expenses to the extent (i) they are found by a final, non-appealable judgment of a court to arise from the willful misconduct or gross negligence of such indemnified person or (ii) they arise from a settlement with respect to which an indemnified person has admitted liability without your prior written consent, which shall not be unreasonably withheld or delayed, and (b) to reimburse Chase, CSI and their affiliates on demand for all reasonable out-of-pocket expenses (including due diligence expenses, syndication expenses, travel expenses, and reasonable fees, charges and disbursements of counsel) incurred in connection with the Tranche D Term Loans and any related documentation (including this Commitment Letter, the Term Sheet, the Fee Letter and the definitive financing documentation) or the administration, amendment, modification or waiver thereof. Unless resulting from conduct constituting gross negligence or wilful misconduct on the party of the indemnified person, no indemnified person shall be liable for any damages arising from the use by unintended recipients of Information or other materials distributed through electronic, telecommunications or other information transmission systems, or for any special, indirect, consequential or punitive damages in connection with the Tranche D Term Loans.

               You acknowledge that Chase and/or CSI may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which you may have conflicting interests regarding the transactions described in this Commitment Letter and otherwise. Neither Chase nor CSI will use confidential information obtained from you by virtue of the transactions contemplated by this Commitment Letter or other relationships with you in connection with the performance by Chase or CSI of services for other companies, and neither Chase nor CSI will furnish any such information to other companies. You also acknowledge that neither Chase nor CSI has any obligation to use in connection with the transactions contemplated by this Commitment Letter, or to furnish to you, confidential information obtained from other companies.

               This Commitment Letter shall not be assignable by you without the prior written consent of Chase and CSI (and any purported assignment without such consent shall be null and void), is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto. This Commitment Letter may not be amended or waived except by an instrument in writing signed by you, Chase and CSI. This Commitment Letter may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Commitment Letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. This Commitment Letter and the Fee Letter are the only agreements that have been entered into among us with respect to the Tranche D Term Loans and set forth the entire understanding of the parties with respect thereto. This Commitment Letter shall be governed by, and construed in accordance with, the law of the State of New York (without regard to conflict of law principals that would require application of the law of any jurisdiction other than the State of New York).

               This Commitment Letter is delivered to you on the understanding that neither this Commitment Letter, the Term Sheet or the Fee Letter nor any of their terms or substance shall be disclosed, directly or indirectly, to any other person except (a) to your officers, agents and advisors who are directly involved in the consideration of this matter or (b) as may be compelled in a judicial or administrative proceeding or as otherwise required by law
(in which case you agree to inform us promptly thereof) and, provided, that the foregoing restrictions shall cease to apply (except in respect of the Fee Letter and its terms and substance) after this Commitment Letter has been accepted by you, and Chase and CSI hereby consent to NCI's public announcement of the existence of this Commitment Letter in, and the inclusion of a copy of this

Commitment Letter and of the related Term Sheet as an exhibit to, reports that NCI is required to file with the Securities and Exchange Commission.

               Chase and CSI agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its affiliates, directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any Incremental Facility Lender or prospective Incremental Facility Lender (provided that such person has agreed to keep the Information confidential to the same extent provided in this paragraph), (e) in connection with the exercise of any remedies under this Commitment Letter or the Fee Letter or any suit, action or proceeding relating to this Commitment Letter or the Fee Letter or the enforcement of rights hereunder or thereunder, (f) with the consent of NCI or the Borrower or (g) to the extent such Information (i) becomes publicly available other than as a result of a breach of this paragraph or (ii) becomes available to any Chase or CSI on a nonconfidential basis from a source other than NCI or any of its subsidiaries. For the purposes hereof, "Information" means all information received from NCI or any of its subsidiaries relating to NCI or any of its subsidiaries or their business, other than any such information that is available to Chase or CSI on a nonconfidential basis prior to disclosure by NCI or its subsidiaries; provided that, in the case of information received from NCI or its subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential. Any person required to maintain the confidentiality of Information as provided in this paragraph shall be considered to have complied with its obligation to do so if such person has exercised the same degree of care to maintain the confidentiality of such Information as such person would accord to its own confidential information.

               The compensation, reimbursement, indemnification and confidentiality provisions contained herein and in the Fee Letter shall remain in full force and effect regardless of whether definitive financing documentation shall be executed and delivered and notwithstanding the termination of this Commitment Letter or Chase's commitment hereunder.

               If the foregoing correctly sets forth our agreement, please indicate your acceptance of the terms hereof and of the Term Sheet and the Fee Letter by returning to us executed counterparts hereof and of the Fee Letter not later than 5:00 p.m., New York City time, on February 25, 2000. Chase's commitment and CSI's agreements herein will expire at such time in the event that executed counterparts in accordance with the immediately preceding sentence have not been exchanged.

               Chase and CSI are pleased to have been given the opportunity to assist you in connection with this important financing.

                                            Very truly yours,

                                            THE CHASE MANHATTAN BANK

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            CHASE SECURITIES INC.

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

Accepted and agreed to as of the date first written above by:

NEXTEL FINANCE COMPANY

By:
   ---------------------------------
   Name:
   Title:

                                                                       EXHIBIT A

                             NEXTEL FINANCE COMPANY

                         SUMMARY OF TERMS AND CONDITIONS

                                February 24, 2000

               Nextel Finance Company (the "BORROWER") wishes, as contemplated by Section 2.01(e) of the Amended and Restated Credit Agreement dated as of November 9, 1999 among Nextel Communications, Inc. ("NCI"), the Borrower and the other Restricted Companies party thereto, the Lenders party thereto and the Agents party thereto (the "CREDIT AGREEMENT"), to establish an additional tranche of term loans under the Credit Agreement in an aggregate amount of $1,000,000,000 to be available for the working capital and other general corporate purposes of the Borrower and its subsidiaries and to make investments, acquisitions and capital expenditures. Such new tranche of term loans is herein called the "TRANCHE D TERM LOANS".

               These Summary of Terms and Conditions set forth the terms and conditions applicable to the Tranche D Term Loans; all other terms and conditions of the Credit Agreement (except to the extent indicated below) remain unchanged. Terms not defined in these Summary of Terms and Conditions but used herein have the meanings assigned to them in the Credit Agreement.

BORROWER:                           Nextel Finance Company ("NEXTEL" or the
                                    "BORROWER")

SOLE ADVISOR,
BOOK MANAGER AND
LEAD ARRANGER:                      Chase Securities Inc.

LENDERS: Syndicate of banks acceptable to the Borrower and the Lead Arranger (the "TRANCHE D LENDERS")

TRANCHE D TERM LOANS:               A $1,000,000,000 nine-year Senior Secured
                                    Single-Draw Term Loan Facility.  The
                                    Tranche D Term Loans will mature on March
                                    31, 2009.

PURPOSE: For the working capital and other general corporate purposes and to make investments, acquisitions and capital expenditures.

AVAILABILITY:                       The full amount of the Tranche D Term Loans
                                    will be available in a single drawing at closing, subject to compliance with conditions precedent to drawdown, and must be drawn in full at closing.

--------------------------------------------------------------------------------
                                                          Nextel Finance Company

                                    Notwithstanding the foregoing, if on any date (the "TEST DATE") the maturity date for any outstanding Public Notes (excluding any Public Notes that mature after June 30,
                                    2009) shall fall within six months of the Test Date then, if the aggregate of all such Public Notes that mature prior to June 30, 2009 is at such time greater than the Threshold Amount (as defined below), the maturity of the Incremental Facility Loans shall be accelerated to the Test Date, provided that the foregoing shall not apply if either (x) the long-term debt rating for outstanding unsecured and unenhanced Public Notes is at least investment grade by either S&P or Moody's (i.e. BBB- or better by S&P or Baa3 or better by Moody's) or (y) the Required Incremental Facility Lenders shall elect otherwise at any time prior to the Test Date. For purposes hereof, the "THRESHOLD AMOUNT" means $1,000,000,000 at all times when the ratio of Total Indebtedness to Annualized Operating Cash Flow is less than 5.00x and no default exists, and zero at all other times.

AMORTIZATION:                       The Tranche D Term Loans shall amortize
                                    quarterly beginning on March 31, 2003 and ending on March 31, 2009 (the percentages set forth below being the aggregate percentage of the relevant Facility to be paid during each four-quarter period, or on each date, indicated below):

---------------------------------------------------------
Period Ending/Date                    Percentage
---------------------------------------------------------
Date: 3/31/03                            .25%
---------------------------------------------------------
Period Ending: 3/31/04                    1%
---------------------------------------------------------
Period Ending: 3/31/05                    1%
---------------------------------------------------------
Period Ending: 3/31/06                    1%
---------------------------------------------------------
Period Ending: 3/31/07                    1%
---------------------------------------------------------
Period Ending: 3/31/08                    1%
---------------------------------------------------------
Date: 6/30/08                            .25%
---------------------------------------------------------
Date: 9/30/08                            .25%
---------------------------------------------------------
Date: 12/31/08                           .25%
---------------------------------------------------------
Date: 3/31/09                            94%
---------------------------------------------------------

RATES OF INTEREST:                  Base Rate + ____% or LIBOR + ____%.

CLOSING DATE:                       The date upon which the Credit
                                    Documentation (as defined below) shall have been executed and delivered and the


--------------------------------------------------------------------------------
[CHASE LOGO]                                              Nextel Finance Company
                                    conditions precedent to the making of the Tranche D Term Loans shall have been satisfied and the full amount of the Tranche D Term Loans shall have been made (which date shall occur no later than March 31, 2000), such conditions to include the following:

                                    i)      NCI and each Restricted Company
                                            shall have executed and delivered
                                            satisfactory definitive financing
                                            documentation with respect to the
                                            Tranche D Term Loans (the "CREDIT
                                            DOCUMENTATION").

                                    ii)     The Tranche D Lenders and the Sole
                                            Lead Arranger shall have received
                                            all fees required to be paid, and
                                            all expenses for which invoices have
                                            been presented.

                                    iii)    The Tranche D Lenders shall have
                                            received opinions (including
                                            opinions from counsel to the
                                            Borrower and its subsidiaries),
                                            documents and other instruments as
                                            are customary for transactions of
                                            this type or as they may reasonably
                                            request.


COUNSEL TO CHASE:                   Milbank, Tweed, Hadley & McCloy LLP


--------------------------------------------------------------------------------
[CHASE LOGO]                                              Nextel Finance Company